SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
                                                  BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       DIAMOND HILL INVESTMENT GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:.......
     (2)  Aggregate number of securities to which transaction applies:..........
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):............
     (4)  Proposed maximum aggregate value of transaction:......................
     (5)  Total fee paid:.......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:...............................................
     (2)  Form, Schedule or Registration Statement No.:.........................
     (3)  Filing Party:.........................................................
     (4)  Date Filed:...........................................................

                                  [LOGO]
                                  DIAMOND HILL
                             ----------------------
                             Investment Group, Inc.

                                 April 10, 2003

Dear Shareholders:

     We cordially invite you to attend the Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") to be held at the Company's office located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Thursday, May 15, 2003, at 3:00 p.m.

     The attached Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any appropriate questions you may have. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

Sincerely,

/s/ R. H. Dillon

R. H. Dillon
President & CEO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") will be held at the Company's office located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Thursday, May 15, 2003, at 3:00 p.m. to consider and act upon the following matters:

     1.   To elect seven directors to serve on the Board of Directors; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on March 24, 2003, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders of the Company entitled to vote at the Annual Meeting will be available for examination for purposes germane to the Annual Meeting by any shareholder, during the ten days prior to the Annual Meeting, at the Company's office. You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors of the Company and to mail it promptly in the enclosed envelope, or you may vote by phone by using the control number identified on your proxy or electronically by Internet in accordance with the instructions on your proxy. The proxy will not be used if you attend, and vote at, the Annual Meeting in person or if you revoke the proxy prior to the Annual Meeting.


                                        By order of the Board of Directors

                                        /s/ James F. Laird

                                        James F. Laird
                                        Secretary

Columbus, Ohio
April 10, 2003

THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO OBTAIN A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       DIAMOND HILL INVESTMENT GROUP, INC.
                           TO BE HELD ON MAY 15, 2003

     This Proxy Statement is furnished to the shareholders of Diamond Hill Investment Group, Inc., an Ohio corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held on May 15, 2003, and any adjournment thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that the mailing of the Proxy Statement will commence on April 10, 2003. Only shareholders of record at the close of business on March 24, 2003, the record date for the Annual Meeting (the "Record Date"), will be entitled to vote at the Annual Meeting.

     The purposes of this Annual Meeting are (1) to elect seven directors to serve on the Board of Directors for a one year term; and (2) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not currently aware of any other matters that will come before the Annual Meeting.

     The shareholder's form of proxy, when duly executed and received by the Company, will be voted by the proxies at the Annual Meeting as directed. A proxy returned without direction about business to be transacted at the Annual Meeting will be voted in favor of the election of Dr. Roger D. Blackwell, R. H. Dillon, David P. Lauer, James G. Mathias, David R. Meuse, William G. Perkins and Diane
D. Reynolds as directors of the Company. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting.

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

Questions and Answers About Voting and Voting Procedures.....................1-2

Cautionary Statement Regarding Forward-Looking Statements......................2

The Annual Meeting...........................................................2-3

Revocability of Proxy..........................................................3

Voting Securities and Principal Holders........................................3

Quorum.........................................................................3

Security Ownership of Certain Beneficial Owners and Management...............4-5

Directors and Executive Officers.............................................5-7
     Nominees................................................................5-7
     Other Directors and Executive Officers....................................7

Committees and Annual Meetings.................................................7

Report of the Audit Committee................................................7-9

Executive Compensation......................................................9-10

Summary Compensation Table.....................................................9

Fiscal 2002 Aggregated Option Exercises; Fiscal Year End Option Values........10
     Incentive Compensation Plan..............................................10
     Stock Option Plan........................................................10
     Director Compensation....................................................10

Proposal 1 Election of Directors..............................................11

Compliance with Section 16(a) of the Exchange Act.............................11

Expense and Manner of Solicitation............................................11

Form 10-KSB...................................................................11

Independent Auditors..........................................................11

Shareholder Proposals for 2004 Annual Meeting.................................12

Other Business................................................................12

            QUESTIONS AND ANSWERS ABOUT VOTING AND VOTING PROCEDURES

Q:   WHEN AND WHERE WILL THE ANNUAL MEETING TAKE PLACE?

A: The Annual Meeting will be held at the Company's office located at 375 North Front Street, Columbus, Suite 300, Ohio 43215, on Thursday, May 15, 2003, at 3:00 p.m.

Q:   WHAT DO I NEED TO DO NOW?

A: After carefully reading this Proxy Statement, indicate on your enclosed proxy card how you want your Shares to be voted for the election of directors. Then sign and mail the proxy promptly in the enclosed envelope, or vote by phone by using the control number identified on your proxy or electronically by Internet in accordance with the instructions on your proxy. The proxy will not be used if you attend, and vote at, the Annual Meeting in person or if you revoke the proxy prior to the Annual Meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many Company shareholders are beneficial owners in that they hold their Shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between Shares held of record and those owned beneficially.

     Shareholder of Record. If your Shares are registered directly in your name with the Company's transfer agent, you are considered, with respect to those Shares, the shareholder of record and this Proxy Statement is being sent directly to you by the Company. As a shareholder of record, you have the right to grant your proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy card for your use.

     Beneficial Owner. If your Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the Shares held in street name and this Proxy Statement is being forwarded to you by your broker or other nominee, who is considered, with respect to those Shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote. Your broker or other nominee has enclosed a voting instruction card for your use. If you are a Company shareholder whose Shares are not registered in your own name, you will need additional documentation from your broker or other nominee to attend the Annual Meeting and to vote your Shares at the Annual Meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your Shares only if you provide instructions on how to vote. You should follow the directions provided to you by your broker regarding how to instruct your broker to vote your Shares.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record holder of the Shares, you can do this in three ways:

     o send the Company a written statement that you would like to revoke your proxy; this written notice must be received by the Company prior to the date of the Annual Meeting;

     o send the Secretary of the Company a new signed and later-dated proxy card; this new proxy card must be received by the Company prior to the date of the Annual Meeting; or

     o attend the Annual Meeting and vote in person; however, your attendance alone will not revoke your proxy.

     For Shares held beneficially by you, but not as record holder, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to attend, please bring the enclosed proxy card or proof of identification.

Q:   HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

A: If you are the record holder of the Shares and you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the director nominees.

Q:   WHO CAN ANSWER MY QUESTIONS ABOUT HOW I CAN SUBMIT MY PROXY?

A: If you have more questions about how to submit your proxy, please call James F. Laird, the Company's Secretary, at (614) 255-3353.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     The following statements are or may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995:

     o    any  statements  preceded  by,  followed by or that  include the words
          "believes,"   "expects,"    "anticipates,"   "intends,"   "estimates,"
          "projects" or similar expressions; and

     o other statements contained in this Proxy Statement regarding matters that are not historical facts.

     Because these forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the statements. Shareholders are cautioned not to place undue reliance on these statements, which speak only as of the date of this Proxy Statement.

     Among the factors that could cause actual results to differ materially are changes in laws, general economic conditions, fluctuation in interest rates, increases in costs, level of competition, market acceptance of new and existing products, capital expenditure amounts and other risks detailed from time to time in the reports filed by the Company with the Commission.

     The cautionary statements contained or referred to in this Proxy Statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on its behalf. Except for its ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

                               THE ANNUAL MEETING

     The Annual Meeting will be held at the Company's office located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Thursday, May 15, 2003, at 3:00 p.m. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

     The purposes of this Annual Meeting are (1) to elect seven directors to serve on the Board of Directors for a one year term; and (2) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not currently aware of any other matters which will come before the Annual Meeting.

     Your proxy, when duly executed and received by the Company will be voted by the proxies at the Annual Meeting as you direct. A proxy returned without direction about business to be transacted at the Annual Meeting will be voted in favor of the election of Dr. Roger D. Blackwell, R. H. Dillon, David P. Lauer, James G. Mathias, David

R. Meuse, William G. Perkins and Diane D. Reynolds as directors of the Company. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting.

                              REVOCABILITY OF PROXY

     The execution and delivery of the enclosed form of proxy by a shareholder will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company at 375 North Front Street, Suite 300 Columbus, Ohio 43215 or by giving notice of revocation at the Annual Meeting. When a shareholder votes at the Annual Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of the Record Date, there were 1,408,467 Shares that were outstanding and entitled to vote at the Annual Meeting. Each Share may cast one vote on each separate matter of business properly brought before the Annual Meeting. There are no cumulative voting rights.

     Under the rules of the Commission, boxes and a designated space are provided on the form of proxy for shareholders to mark if they wish to withhold authority to vote for one or more nominees for election as a director of the Company. Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors. Abstentions are counted as present for quorum purposes.

     Broker-dealers who hold their customers' Shares in street name may, under the applicable rules of the self-regulatory organization of which the broker-dealers are members, sign and submit proxies for such Shares and may vote Shares on routine matters, which, under such rules, typically include the election of directors. However, broker-dealers may not vote Shares on other matters, which would be considered non-routine, without specific instructions from the customer who owns the Shares. Proxies signed and submitted by broker-dealers, which have not been voted on certain matters as described in the previous sentence, are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

                                     QUORUM

     The Company can conduct business at the Annual Meeting only if holders of a majority of the outstanding Shares entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the holders of the Shares represented in person or by proxy may adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until holders of the amount of Shares requisite to constitute a quorum shall attend. At any such adjourned
Annual Meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

     The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The Company's Common Stock is the only class of voting securities. The following table sets forth, as of March 24, 2003, certain information concerning share ownership of (a) all persons known by the Company to own beneficially five percent or more of the outstanding Shares, (b) each director, nominee and named executive officer of the Company, and (c) all executive officers and directors of the Company, as a group, and the percentage of voting power (assuming exercise of all options which are currently exercisable). Unless otherwise indicated, the named persons exercise sole voting and investment power over the Shares, which are shown as beneficially owned by them.

--------------------------------------------------------------------------------
                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------
                                          COMMON SHARES
                                          WHICH CAN BE
                                          ACQUIRED UPON
                                          EXERCISE OF
                              COMMON      OPTIONS OR
                              SHARES      WARRANTS
NAME AND ADDRESS OF           PRESENTLY   EXERCISABLE                 PERCENT OF
BENEFICIAL OWNER              HELD(1)     WITHIN 60 DAYS    TOTAL     CLASS(3)
--------------------------------------------------------------------------------
R. H. Dillon (4)                 699(2)       120,000      120,699      7.1%
308 Jackson Street
Columbus, Ohio  43206
--------------------------------------------------------------------------------
James F. Laird (4)               320(2)        20,000       20,320      1.2%
5277 Brynwood Drive
Columbus, Ohio 43220
--------------------------------------------------------------------------------
Larry A. Beres                 8,500            8,000       16,500      1.0%
7640 Whispering Oaks Trail
Tipp City, Ohio  45371
--------------------------------------------------------------------------------
Dr. Roger D. Blackwell        20,640            2,000       22,640      1.3%
3380 Tremont Road
Columbus, Ohio  43221
--------------------------------------------------------------------------------
Richard Desich                 5,490            2,000        7,490      (5)
11149 Arrowhead Dr.
Grafton, Ohio  44044
--------------------------------------------------------------------------------
David P. Lauer                     0                0            0       --
5386 Dunniker Park Drive
Dublin, OH 43017
--------------------------------------------------------------------------------
Dr. James G. Mathias          18,945           13,000       31,945      1.9%
7707 Winding Way South
Tipp City, Ohio  45371
--------------------------------------------------------------------------------
David R. Meuse                41,698                0       41,698      2.4%
191 W. Nationwide Blvd.,
Suite 600
Columbus, Ohio 43215
--------------------------------------------------------------------------------
William G. Perkins                 0                0            0       --
4 Millington Court
Columbus, Georgia  31904
--------------------------------------------------------------------------------
Diane D. Reynolds                  0                0            0       --
372 W. Seventh Avenue
Columbus, Ohio  43201
--------------------------------------------------------------------------------
All directors and executive
officers as a group           96,292          165,000      261,292     15.3%
(10 persons)
--------------------------------------------------------------------------------

--------------------

(1) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table.

(2) Shares are related to the Company's 401(k) Plan, in which the Trustees of the 401(k) Plan possess the voting power and restrictions exist with respect to the power to dispose of these shares.
(3) The percent of class is based upon (a) the number of Shares owned by the named person plus the number of Shares as to which the named person has the right to acquire beneficial ownership upon the exercise of options or warrants exercisable within 60 days after March 24, 2003, divided by (b) the total number of Shares which are issued and outstanding as of March 24, 2003, plus the total number of Shares which are subject to options or warrants exercisable within 60 days after March 24, 2003.
(4)  Individual named in the Summary Compensation Table.
(5) Represents ownership of less than 1% of the outstanding common shares of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains the name, position and age of each director and executive officer of the Company as of March 24, 2003. Each member of the Board of Directors is subject to election at each annual meeting of shareholders. Directors are elected to serve until the next annual meeting of the shareholders, until their successors are duly elected and qualified or until their earlier resignation, removal from office, or death.

     The respective background of each director and executive officer is described immediately following the below table. Each of the executive officers devotes his or her full-time and efforts to the affairs of the Company.

--------------------------------------------------------------------------------
NAME                                       POSITION                          AGE
--------------------------------------------------------------------------------
R. H. Dillon                        President and Director                   46
--------------------------------------------------------------------------------
James F. Laird, Jr.         Chief Financial Officer, Secretary and           46
                                           Treasurer
--------------------------------------------------------------------------------
Larry A. Beres                             Director                          55
--------------------------------------------------------------------------------
Dr. Roger D. Blackwell                     Director                          61
--------------------------------------------------------------------------------
Richard Desich                             Director                          62
--------------------------------------------------------------------------------
David P. Lauer                             Director                          60
--------------------------------------------------------------------------------
Dr. James G. Mathias                       Director                          49
--------------------------------------------------------------------------------
David R. Meuse                             Director                          56
--------------------------------------------------------------------------------
William G. Perkins                         Director                          48
--------------------------------------------------------------------------------
Diane D. Reynolds                          Director                          42
--------------------------------------------------------------------------------

NOMINEES

     DR. ROGER D. BLACKWELL became director of the Company in February 1999. Dr. Blackwell is a Professor of Marketing at the Max M. Fisher College of Business at The Ohio State University and is also President of Roger Blackwell Associates, Inc., a consulting firm in Columbus, Ohio. Dr. Blackwell co-authored one of the leading books on consumers, entitled Consumer Behavior. It is used by business schools throughout North America, Europe, Asia and Africa. He has also written twenty-three other books on marketing strategy, research, and global marketing. His most recent publications are From Mind to Market, published by HarperBusiness and Customers Rule!, which was released by Crown/Random House in 2001. Dr. Blackwell received his B.S. and M.S. degrees from The University of Missouri and his Ph.D. from Northwestern University. He resides in Columbus, Ohio, and serves on the boards of Airnet Systems, Applied Industrial Technologies (formerly Bearings, Inc.), Frontstep, Flex-Funds, Max & Erma's Restaurants, Anthony and Sylvan Pools, and Value City Department Stores.

     R. H. DILLON was appointed President of the Company in May 2000. He also serves as the Chief Investment Officer of Diamond Hill Capital Management, Inc. From 1997 through 2000, Mr. Dillon was a Vice President of Loomis, Sayles & Company. From 1993 through 1997, Mr. Dillon was President and Chief Investment Officer for Dillon Capital Management, an investment advisory firm acquired by Loomis, Sayles in 1997. Mr. Dillon received his B.S and M.A. degrees in Business Administration with a major in Finance from The Ohio State University and his

M.B.A. degree from the University of Dayton. He received a C.F.A. designation from the Institute of Chartered Financial Analysts in 1982.

     DAVID P. LAUER, CPA became a director in May 2002. From June of 1997 through March of 2001, Mr. Lauer served as President and Chief Operating Officer of Bank One - Columbus. Prior to June 1997, he was a partner with Deloitte & Touche for nineteen years; he retired from Deloitte & Touche in 1997. He serves on the board of Air Net Systems, Huntington Preferred Capital, Inc., Metatec International and Wendy's International.

     JAMES G. MATHIAS became a Director of the Company in 1993. Since 1988, Dr. Mathias has been a veterinarian practicing in Tipp City, Ohio, where he owns the Tipp City Veterinary Hospital and Wellness Center. Dr. Mathias attended the University of Texas and completed his education at The Ohio State University, graduating from the College of Veterinary Medicine in 1978. He was a member of the Honor Society of Phi Zeta, a Veterinary Honor Society. Dr. Mathias is founder and President of the Dayton North Women's Center and is a speaker on Ratite Medicine. He is also on the Veterinary Advisory Board of the Iams Company in Dayton, Ohio.

     DAVID R. MEUSE became a director of the Company in August 2000. Since 1999, Mr. Meuse has been a Principal for Stonehenge Holdings, Inc. ("Stonehenge") of Columbus, Ohio, where he is responsible for managing its affairs. From 1990 to 1999, Mr. Meuse was the Chairman and Chief Executive Officer of Banc One Capital Holdings Corporation ("BCHC"), the holding company for the investment banking, merchant banking, securities brokerage, investment advisory and insurance activities of Bank One Corporation. He came to BCHC in 1990 when Bank One Corporation acquired Meuse, Rinker, Chapman, Endres & Brooks, a regional investment banking firm which Mr. Meuse founded in 1981. He is an active investor in venture capital and mezzanine finance opportunities, both personally and through Banc One Capital Partners Corporation. Mr. Meuse received his B.A. in Political Science from John Carroll University and subsequently took courses at Cleveland-Marshall College of Law at Cleveland State University, and the University of Pennsylvania, Wharton School of Finance, Securities Industry. Mr. Meuse serves on the board of directors of the following: Alliance One Incorporated, Banc One Investment Advisors, BBQ Development, Inc., Bluestone Corporation, Bopp-Busch Manufacturing Company, Central Benefits Mutual Insurance Company, Cornerstone Industrial Group, MCE Companies, Inc., Omnimold, LLC, Orion Holdings Corporation, ORIX Real Estate Capital Markets, LLC, RP&C International, Sportsworld Media Group, and Stonehenge Financial Holdings, Inc.

     WILLIAM G. PERKINS became director of the Company in May 2002. Mr. Perkins currently serves as President and Chief Operating Officer of Synovus Financial Management Services and Chief Executive Officer of Synovus Securities, Inc. in
Columbus, Georgia. In his current role, Mr. Perkins is responsible for the brokerage, trust, insurance and private banking businesses of Synovus Financial Corp., a $19 billion financial services company headquartered in Columbus. Synovus is the parent company for 39 community banks located in Georgia, Alabama, Florida, South Carolina and Tennessee as well as Synovus Trust Company with over $8 billion in client assets, Synovus Securities, Inc., a full-service brokerage firm with 55 investment consultants in 23 offices overseeing over $2 billion in client assets and Synovus Insurance Services which provides a comprehensive array of insurance products to clients of all 39 Synovus affiliate banks. Additionally, Synovus owns 80.8% of TSYS, Total System Services, Inc., one of the world's largest processors of credit, debit, affinity and stored value cards. Synovus has consistently been recognized as one of the highest performing financial services firms in the industry and has also been consistently rated as one of the best companies to work for in America by Fortune Magazine.

     Prior to joining Synovus in June 1998, Mr. Perkins was with First Commerce Corporation in Louisiana from 1987 to 1998. He served in a series of leadership roles in trust, private banking and brokerage. His last assignment was a President and CEO of Marquis Investments, LLC, First Commerce's investment brokerage subsidiary. He began his financial services career in 1981 as a retail broker in the Baton Rouge office of A.G. Edwards.

     Mr. Perkins is a 1976 graduate of Texas Christian University and completed the Trust and Private Banking Executive Management Program at the Wharton School of Business, University of Pennsylvania in 1993.

     DIANE D. REYNOLDS became a Director of the Company in April 2001. Ms. Reynolds is a partner with the law firm of Benesch, Friedlander, Coplan & Aronoff LLP and focuses her practice on mergers and acquisitions, divestitures, business law, commercial law, corporate law, antitrust law, real estate, finance and contracts. Ms. Reynolds has extensive experience in financing matters and in the purchase and licensing of information technology hardware and software. Prior to joining her law firm, Ms. Reynolds was engaged in a diverse corporate practice with two Fortune 500 multinational corporations. She received a B.A. in 1982 from The Ohio State University, a J.D. in 1985 from Capital University and an M.B.A. in 1999 from the University of Chicago.

There are no family relationships among the directors or executive officers of the Company.

OTHER DIRECTORS AND EXECUTIVE OFFICERS

     LARRY A. BERES became a Director of the Company in 1995. Mr. Beres is Executive Vice President of Tooling Technology Group of Dayton, Ohio. He was formerly President of Formex, Inc., a Dayton, Ohio supplier of systems to the plastics industry. Mr. Beres graduated from Kent State University with a Bachelor of Science Degree in Chemistry and has taken courses in the M.B.A. Program at Kent State University.

     RICHARD DESICH became a Director of the Company in December 1999. Since 1974, Mr. Desich has been the owner and President of Mid-Ohio Securities. Mr. Desich is also President of Equity Oil and Gas Funds Incorporated, and General Principal for Maddie Consulting. He has lectured throughout the United States at various seminars and conferences on the topic of self-directed Individual Retirement Accounts. Mr. Desich is a Director of the Lorain County Community College and Lorain County Community College Foundation, and of Accel International Corporation. Mr. Desich is also an officer and director of the Equity Trust Company. He graduated from Ohio State University with a B.S. degree in Finance.

     JAMES F. LAIRD, JR. was appointed as Chief Financial Officer and Treasurer of the Company on December 31, 2001 and has served as President of Diamond Hill Securities, Inc. since July 16, 2001. On January 1, 2003, Mr. Laird was appointed as Secretary. In his capacity with the Company, Mr. Laird oversees all financial and corporate aspects of the Company. As President of Diamond Hill Securities, Inc., Mr. Laird's responsibilities are to oversee broker-dealer operations and to increase distribution of the Diamond Hill Family of Funds through various broker-dealer channels. Prior to joining the Company, Mr. Laird was Senior Vice President of Villanova Capital, a subsidiary of Nationwide, from 1999-2001. He was Vice President and General Manager from 1995-1999, and Treasurer form 1987-1994, of Nationwide Advisory Services, Inc. Mr. Laird was also Vice President of Cranston Securities from 1986-1987 and worked for KPMG Peat Marwick from 1980-1986. Mr. Laird received his B.S.B.A. in accounting from The Ohio State University. He is also a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. In addition, he holds several NASD licenses including Series 7, 24, 26, 27, and 63.

COMMITTEES AND ANNUAL MEETINGS

     The Board of Directors held a total of four meetings during the year ended December 31, 2002. The Board of Directors has two standing committees: the Audit Committee and the Executive Committee. Each Director attended at least 75% of the aggregate of (a) the total number of Board of Directors' meetings held during the period for which he or she has been a Director during the last fiscal year, and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served during the last fiscal year. The Board of Directors does not have a nominating committee. The full Board of Directors selects the nominees for Directors.

     The Audit Committee reviews and approves the scope and results of any outside audit of the Company and the fees therefore and makes recommendations to the Board of Directors or management concerning auditing and accounting matters and the selection of independent auditors. The Audit Committee's responsibilities are outlined further in its written charter which was previously filed with the Commission. Each member of the Audit Committee qualifies as independent under the rules and standards of independence of the National Association of Securities Dealers. The Audit Committee met four times during the year ended December 31, 2002. The Audit Committee's report relating to the Company's 2002 fiscal year appears below.

                          REPORT OF THE AUDIT COMMITTEE
                               (December 31, 2002)

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

     The Audit Committee in 2002 was comprise of four independent directors operating under a written charter adopted by the Board of Directors. Annually, the Audit Committee recommends to the Board of Directors the selection of the Company's independent auditors. BKR Longanbach, Giusti, LLC served as the Company's independent auditors during the year ended December 31, 2002.

     Management is responsible for designing and maintaining the Company's systems of internal controls and financial reporting processes. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing their report thereon. The Audit Committee's responsibility is to provide independent, objective oversight of these processes.

     Pursuant to this responsibility, the Audit Committee met with management and the independent auditors throughout the year. The Audit Committee reviewed the audit plan and scope with the independent auditors, and discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also met with the independent auditors, without management present, to discuss the results of their audit work, their evaluation of the Company's system of internal controls and the quality of the Company's financial reporting.

     In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in written disclosures and letters from the independent auditors required by the Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees).

     Management has represented to the Audit Committee that the Company's consolidated financial statements for the year ended December 31, 2002, were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. Based on the Audit Committee's discussions with management and the independent auditors and review of the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Form 10-KSB for the year ended December 31, 2002, filed with the Commission.

     On January 14, 2002, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants. The Audit Committee and Board of Directors of the Company participated in and approved the decision to change independent accountants.

     The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits for the two most recent fiscal years and through January 14, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

     The Company engaged BKR Longanbach, Giusti, LLC as its new independent accountants as of January 14, 2002. During the two most recent fiscal years and through January 14, 2002, the Company has not consulted with BKR Longanbach, Giusti, LLC on either the application of accounting principles or type of opinion BKR Longanbach, Giusti, LLC might issue on the Company's financial statements.

     On January 18, 2002, the Company filed a Form 8-K with the Commission reporting the dismissal of PricewaterhouseCoopers LLP as its independent accountants, and the Company's engagement of BKR Longanbach, Giusti, LLC as its new independent accountants. In connection with filing that Form 8-K, the Company requested that PricewaterhouseCoopers LLP furnish it a letter addressed to the Commission stating whether or not it agreed with the statements regarding its dismissal as set forth in the Form 8-K. PricewaterhouseCoopers LLP provided that letter to the Company (indicating its agreement with the statements concerning PricewaterhouseCoopers LLP in the Form 8-K); a copy of that letter is filed as
Exhibit 1 to the Form 8-K.

     Audit Fees. The aggregate fees billed for professional services rendered by BKR Longanbach, Giusti, LLC for the audit of the Company's annual financial statements, including tax services for the year ended December 31, 2002, ("Audit Services") were $29,993.

     Financial Information Systems Design and Implementation Fees; All Other Fees. BKR Longanbach, Giusti, LLP did not render any professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 C.F.R. 210.2-01), or any other professional services, other than the Audit Services, for the Company during the year ended December 31, 2002. The Audit Committee determined that, the absence of any such services was compatible with maintaining the independence of BKR Longanbach, Giusti, LLC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY:

                            DAVID P. LAUER, CHAIRMAN
                            LARRY A. BERES
                            RICHARD DESICH
                            DIANE D. REYNOLDS

     The Executive Committee is authorized, when it is impractical or not in the best interest of the Company to wait until a Board of Directors meeting for approval, to take any and all action or incur any obligations which could be taken or incurred by the full Board of Directors. The members of the Executive Committee as of December 31, 2002, were David R. Meuse (Chairman), Dr. Roger D. Blackwell, James G. Mathias and William G. Perkins. The Executive Committee did not hold any meetings during the year ended December 31, 2002.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or payable by the Company during the calendar years ended December 31, 2002, 2001 and 2000, to the President of the Company and to certain other named executive officers of the Company.

SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                           LONG-TERM
                                                          COMPENSATION
                                    ANNUAL COMPENSATION      AWARDS
--------------------------------------------------------------------------------
                                                           SECURITIES
NAME AND PRINCIPAL                                         UNDERLYING     ALL
    POSITION                YEAR    SALARY($)   BONUS($)   OPTIONS(#)   OTHER($)
--------------------------------------------------------------------------------
R. H. Dillon (1)            2002     150,000       0           --          --
President and Chief         2001     150,000       0           --          --
Executive Officer           2000      96,435       0        200,000        --
--------------------------------------------------------------------------------

James F. Laird (2)          2002     139,125       0           --          --
Treasurer and Chief         2001      33,750       0         60,000        --
Financial Officer
--------------------------------------------------------------------------------

--------------
(1)  Mr. Dillon became President of the Company in May 2000.

(2) Mr. Laird became CFO of the Company and President of DHS in July 2001. Mr. Laird was appointed Secretary of the Company in January 2003.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES

The following table sets forth information concerning the exercise of stock options by each of the Company's named executive officers during fiscal 2002 and the fiscal year end value of unexercised options.

---------------------------------------------------------------------------------------------------------
                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                               OPTIONS AT FISCAL YEAR END(#)     FISCAL YEAR END($)(1)
---------------------------------------------------------------------------------------------------------
                      SHARES
                   ACQUIRED ON      VALUE
NAME               EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------------------------------------------------------
R. H. Dillon            0             --          120,000         80,000           --            --
---------------------------------------------------------------------------------------------------------
James F. Laird          0             --           20,000         40,000           --            --
---------------------------------------------------------------------------------------------------------

-------------------

(1) Value is based on the December 31, 2002, closing price of $3.92 per Share on the NASDAQ Small Cap Market.

INCENTIVE COMPENSATION PLAN

     All full-time executive employees of the Company are eligible to participate in the Company's Incentive Compensation Plan (the "IC Plan"). The IC Plan provides that a bonus fund will be established in an amount equal to 20% of the pre-tax realized profits of the Company in excess of a 15% pre-tax return on equity. The amount of the bonus fund is calculated each fiscal quarter on a cumulative basis. The allocation of the bonus fund is to be made by the President of the Company. The Company did not incur any expense under the IC Plan for the year ended December 31, 2002.

STOCK OPTION PLAN

     The 1993 Plan authorizes the grant of options to purchase an aggregate of 500,000 Shares. The 1993 Plan provides that the Board of Directors, or a committee appointed by the Board, may grant options and otherwise administer the 1993 Plan. The exercise price of each incentive stock option or non-qualified stock option must be at least 100% of the fair market value of the Shares at the date of grant, and no such option may be exercisable for more than ten years after the date of grant. However, the exercise price of each incentive stock option granted to any shareholder possessing more than 10% of the combined voting power of all classes of capital stock of the Company on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

DIRECTOR COMPENSATION

     Each director who is not an employee of the Company is entitled to receive a fee of $500 plus travel expenses for each directors' meeting attended.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated R. H. Dillon, Dr. Roger
D. Blackwell, David P. Lauer, James G. Mathias, David R. Meuse, William G. Perkins and Diane D. Reynolds for election to the Board of Directors of the Company to hold office for one-year terms in 2004 expiring at the annual meeting of shareholders. Each such nominee is a member of the existing Board of Directors.

     The Company's board of directors formed a special Corporate Governance Committee on August 30, 2001 to examine certain corporate governance issues and to report to the full board on November 1, 2001. The Corporate Governance Committee, among other things, recommended that the Company's board be reduced to as few as six directors and that all but one director should be independent, as defined by the rules of the NASDAQ. Based upon that recommendation, the board, at its February 13, 2003 meeting, nominated seven existing board members, all but one being independent, for election by shareholders at the 2003 Annual Shareholder Meeting. The nominations were based upon consideration of factors that the committee had suggested should be important, including independence, competence in general business matters, experience and competence in financial, operational and marketing matters, and willingness to assist the Company in business development efforts.

     A proposal to elect R. H. Dillon, Dr. Roger D. Blackwell, David P. Lauer, James G. Mathias, David R. Meuse, William G. Perkins and Diane D. Reynolds will be presented to the shareholders at the Annual Meeting. The seven nominees receiving the highest number of votes will be elected.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF R. H. DILLON, DR. ROGER D. BLACKWELL, DAVID P. LAUER, JAMES G. MATHIAS, DAVID R. MEUSE, WILLIAM G. PERKINS AND DIANE D. REYNOLDS.

                          COMPLIANCE WITH SECTION 16(A)
                               OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires executive officers and directors of the Company, and persons who beneficially own more than ten percent (10%) of the Shares, to file initial reports of ownership and reports of changes in ownership with the Commission. Executive officers, directors and persons who beneficially own more than ten percent (10%) of the Shares are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 furnished to the Company, management of the Company believes that there were no reports filed late during the year ended December 31, 2002.

                       EXPENSE AND MANNER OF SOLICITATION

     The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the Notice, form of proxy, Proxy Statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by officers or directors of the Company (none of whom have been employed to specifically solicit shareholders).

                                   FORM 10-KSB

     The Form 10-KSB for the Company for the year ended December 31, 2002, is enclosed herewith but is not a part of the proxy solicitation material.

                              INDEPENDENT AUDITORS

     The Company has selected BKR Longanbach, Giusti, LLC as the Company's independent auditors for the 2003 fiscal year and to audit the financial statements of the Company for the year ended December 31, 2002. A representative of BKR Longanbach, Giusti, LLC is expected to be present to respond to appropriate questions and to make such statements as he or she may desire.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with Commission regulations and the Company's bylaws. Should a shareholder wish to have a proposal appear in the Company's Proxy Statement for next year's annual meeting, under the regulations of the Commission, the proposal must be received by the Secretary of the Company at 375 North Front Street Columbus, Ohio 43215, on or before December 12, 2003. If a shareholder intends to present a proposal at next year's annual meeting but does not intend to seek the inclusion of such proposal in the Company's Proxy Statement, such proposal must be received by the Company prior to February 25, 2004, or the Company's management proxies will be entitled to use their discretion voting authority should such proposal be raised without any discussion of the matter in the Proxy Statement.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their best judgment.

     The prompt completion, execution, and delivery of your Proxy will be appreciated. Whether or not you expect to attend the Annual Meeting, please complete and sign the Proxy and return it in the enclosed envelope, or vote your proxy electronically via the Internet or telephonically.

                                      PROXY
                       DIAMOND HILL INVESTMENT GROUP, INC.
                        375 NORTH FRONT STREET, SUITE 300
                              COLUMBUS, OHIO 43215

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 15, 2003

     The undersigned hereby appoints R. H. Dillon and James F. Laird and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") to be held on May 15, 2003, or any adjournment thereof, and to vote all shares of Common Stock, without par value, of the Company (the "Shares") which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below:

     This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directive is made, the Shares represented by this Proxy will be voted "FOR" the election of the named nominees for directors. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such matters as the directors may recommend.

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders dated March 24, 2003, the Proxy Statement furnished therewith, and the Company's Form 10-KSB for the year ended December 31, 2002. Any proxy heretofore given to vote the Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

SEE REVERSE          PLEASE MARK, SIGN, DATE AND RETURN THE          SEE REVERSE
   SIDE               PROXY CARD PROMPTLY IN THE ENCLOSED               SIDE
                     ENVELOPE, UNLESS VOTING ELECTRONICALLY.

                      Please mark your vote like this: [X]

1. To elect the nominees named below as directors for a one year term. Nominees: R.H. Dillon, Dr. Roger D.
     Blackwell,  David P. Lauer, James G. Mathias,  David R.
     Meuse, William G. Perkins and Diane D. Reynolds.

     [ ]  For     [ ]  Withhold

     [ ]  For all (except Nominee(s) written below):

    IF YOU WISH TO VOTE ELECTRONICALLY, PLEASE READ THE INSTRUCTIONS BELOW.

                                   COMPANY NUMBER:
                                   PROXY NUMBER:
                                   ACCOUNT NUMBER:

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Date

                                   ---------------------------------------------
                                   Signature (if held jointly)

                                   ---------------------------------------------
                                   Date

                                   Please sign exactly as your name or names appear hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by their president or another authorized person.

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                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

                       DIAMOND HILL INVESTMENT GROUP, INC.

     You can now vote your Shares electronically through the Internet or the telephone. This eliminates the need to return the Proxy card. Your electronic vote authorizes the named proxies to vote your Shares in the same manner as if you marked, signed, dated and returned the Proxy card.

TO VOTE YOUR PROXY ELECTRONICALLY
www.continentalstock.com

     Have your Proxy card in hand when you access the above Web Site. You will be prompted to enter the Company number, Proxy number and account number to create an electronic ballot. Follow the prompts to vote your Shares.

TO VOTE YOUR PROXY BY MAIL

     Mark, sign and date your Proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

     Use any touch-tone telephone to vote your Proxy. Have your Proxy card in hand when you call. You will be prompted to enter the Company number, Proxy number and account number. Follow the voting instructions to vote your Shares.

        PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED ELECTRONICALLY.